SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 7, 2002
                                                  -----------------------------


                            HERSHEY FOODS CORPORATION
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                (Exact name of registrant as specified in its charter)


        Delaware                       1-183                  23-0691590
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(State or other jurisdiction         (Commission           (I.R.S. Employer
           of incorporation)           File Number)          Identification No.)


                100 Crystal A Drive, Hershey, Pennsylvania          17033
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              (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:          (717) 534-6799
                                                     ---------------------------








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                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT


         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Hershey Foods Corporation under the Securities Act of 1933.


Item 9.  Regulation FD Disclosure
        --------------------------

         On August 7, 2002, Richard H. Lenny, Chief Executive Officer of Hershey Foods Corporation (the "Corporation") and Frank Cerminara, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.01 and 99.02.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   August 7, 2002


                            HERSHEY FOODS CORPORATION



                           By    /s/ Frank Cerminara
                             --------------------------
                               Frank Cerminara
                               Senior Vice President, Chief Financial Officer





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                             Exhibit Index - Page 3


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                                  Exhibit Index


Exhibit No.      Description

     99.01 Certification of Richard H. Lenny, Chief Executive Officer of Hershey Foods Corporation, dated August 7, 2002, pursuant to 18 U.S.C. Section 1350.

     99.02 Certification of Frank Cerminara, Chief Financial Officer of Hershey Foods Corporation, dated August 7, 2002, pursuant to 18 U.S.C. Section 1350.



























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